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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                  34-1807383
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

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Item 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

In order to better align its go-to-market distribution strategy with customer needs, on September 22, 2006, the authorized senior executive officers of
Proliance International, Inc. (the "Company") determined to commit the Company to commence the process of realigning its branch structure which currently numbers 123 locations. This realignment process will include the relocation, consolidation or closure of some branches and the establishment of expanded relationships with key distribution partners in some areas, as well as the opening of new branches, as appropriate. The actions announced today will result in the Company having 101 branch locations, reflecting the Company's desire to provide a rational and appropriate distribution model in each geographic area where it does business, while balancing distribution cost-to-market with maintaining exceptional customer service. It is anticipated that these actions will ultimately improve the Company's market position and business performance by achieving better local branch utilization where multiple locations are involved, and by establishing, in some cases, relationships with distribution partners to address geographic market areas that do not justify stand alone branch locations. The activities related to these locations are expected to be completed by the end of 2006 and will result in the Company incurring approximately $500,000 to $600,000 of restructuring costs. Of these costs,
$200,000 to $300,000 are associated with one time employee termination costs and the remainder are costs associated with the relocation of inventory and facility dispositions. All of the closing costs will result in future cash expenditures.
Annual savings are expected to substantially exceed the costs incurred. In addition, as a result of these changes, the Company expects to further improve its inventory utilization.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROLIANCE INTERNATIONAL, INC.

Date:  September 28, 2006             By:  /s/ Richard A. Wisot
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                                          Richard A. Wisot
                                          Vice President, Treasurer, Secretary,
                                          and Chief Financial Officer